EXHIBIT 99.4

                                                              EXECUTION COPY




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                                  CWABS, INC.
                                   Depositor

                           WILMINGTON TRUST COMPANY
                                 Owner Trustee

                     ------------------------------------

                            MASTER TRUST AGREEMENT
                          Dated as of August 28, 2000
                     ------------------------------------



                              CWABS MASTER TRUST

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                               Table of Contents

                                                                                               Page
                                                                                               ----
                                   ARTICLE I
                         DEFINITIONS AND CONSTRUCTION

         Section 1.01.     Definitions..........................................................1
         Section 1.02.     Other Terms..........................................................3
         Section 1.03.     Rules of Construction................................................3

                                  ARTICLE II
                                 ORGANIZATION

         Section 2.01.     Name.................................................................5
         Section 2.02.     Office...............................................................5
         Section 2.03.     Purposes and Powers..................................................5
         Section 2.04.     Appointment of Owner Trustee.........................................6
         Section 2.05.     Initial Capital Contribution of Series Assets........................6
         Section 2.06.     Declaration of Trust.................................................6
         Section 2.07.     Liability of Depositor and the Transferor............................6
         Section 2.08.     Title to Trust Property..............................................6
         Section 2.09.     Location of Trust....................................................7
         Section 2.10.     Representations and Warranties of Depositor..........................7

                                  ARTICLE III
                          THE TRANSFEROR CERTIFICATES

         Section 3.01.     Initial Beneficiary of Trust.........................................8
         Section 3.02.     The Transferor Certificates..........................................8
         Section 3.03.     Authentication of Transferor Certificates............................9
         Section 3.04.     Registration of and Transfer and Exchange of Transferor
                           Certificates........................................................10
         Section 3.05.     Mutilated, Destroyed, Lost, or Stolen Transferor Certificate........11
         Section 3.06.     Maintenance of Office or Agency.....................................11
         Section 3.07.     Persons Considered Certificateholders...............................11
         Section 3.08.     Access to List of Certificateholders' Names and Addresses...........11
         Section 3.09.     Appointment of Certificate Paying Agent.............................12

                                  ARTICLE IV
                           ACTIONS BY OWNER TRUSTEE

         Section 4.01.     Prior Notice to Certificateholders Regarding Certain Matters........12
         Section 4.02.     Action by Certificateholders Regarding Certain Matters..............13
         Section 4.03.     Action by Certificateholders Regarding Bankruptcy...................13
         Section 4.04.     Restrictions on Certificateholder's Power...........................13
         Section 4.05.     Majority Interest...................................................14

                                   ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01.     Application of Trust Funds..........................................14
         Section 5.02.     Method of Payment...................................................14

                                  ARTICLE VI
                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01.     General Authority...................................................15
         Section 6.02.     General Duties......................................................15
         Section 6.03.     Action on Instruction...............................................15
         Section 6.04.     No Duties Except as Specified in the Trust Agreement or in
                           Instructions........................................................16
         Section 6.05.     No Action Except Under Specified Documents or Instructions..........17
         Section 6.06.     Restrictions........................................................17

                                  ARTICLE VII
                           CONCERNING OWNER TRUSTEE

         Section 7.01.     Acceptance of Trusts and Duties.....................................17
         Section 7.02.     Furnishing Documents................................................18
         Section 7.03.     Representations and Warranties......................................18
         Section 7.04.     Reliance; Advice of Counsel.........................................19
         Section 7.05.     Not Acting in Individual Capacity...................................19
         Section 7.06.     Owner Trustee Not Liable for Transferor Certificates or Payment
                           Obligations.........................................................19
         Section 7.07.     Owner Trustee May Own Notes.........................................20

                                 ARTICLE VIII
                         COMPENSATION OF OWNER TRUSTEE

         Section 8.01.     Owner Trustee's Fees and Expenses...................................20
         Section 8.02.     Indemnification.....................................................20
         Section 8.03.     Payments to Owner Trustee...........................................21

                                  ARTICLE IX
                        TERMINATION OF TRUST AGREEMENT

         Section 9.01.     Termination of Trust Agreement......................................21

                                   ARTICLE X
                         SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 10.01.    Resignation or Removal of Owner Trustee.............................22
         Section 10.02.    Successor Owner Trustee.............................................22
         Section 10.03.    Merger or Consolidation of Owner Trustee............................23
         Section 10.04.    Appointment of Co-Trustee or Separate Trustee.......................23

                                  ARTICLE XI
                                 MISCELLANEOUS

         Section 11.01.    Supplements and Amendments..........................................24
         Section 11.02.    No Legal Title to Series Assets in Certificateholders...............25
         Section 11.03.    Limitations on Rights of Others.....................................25
         Section 11.04.    Notices.............................................................25
         Section 11.05.    Severability........................................................25
         Section 11.06.    Separate Counterparts...............................................26
         Section 11.07.    Successors and Assigns..............................................26
         Section 11.08.    Nonpetition Covenant................................................26
         Section 11.09.    No Recourse.........................................................26
         Section 11.10.    Headings............................................................26
         Section 11.11.    GOVERNING LAW.......................................................26
         Section 11.12.    Rule 144A Information...............................................26


EXHIBITS

EXHIBIT A         Form of Certificate of Trust of
                  CWABS Master Trust                                                      A-1
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         This MASTER TRUST AGREEMENT, dated as of August 28, 2000, between
CWABS, INC., a Delaware corporation, as Depositor, and WILMINGTON TRUST
COMPANY, a Delaware banking corporation, as Owner Trustee,

                                  WITNESSETH:

         WHEREAS, the parties to this Master Trust Agreement will create the CWABS Master Trust and provide for, among other things, the issuance of the Transferor Certificates;

         NOW, THEREFORE, the parties to this Master Trust Agreement agree as follows.

                                  ARTICLE I
                         DEFINITIONS AND CONSTRUCTION

         Section 1.01. Definitions.
         Unless the context requires a different meaning, capitalized terms are used in this Master Trust Agreement as defined below.

         "Administration Agreement" means the Administration Agreement associated with a Series specified as one of its Transaction Documents.

         "Administrator" means the person acting as such under the Administration Agreement.

         "Agreement" means this Master Trust Agreement together with a Series Trust Supplement.

         "Business Trust Statute" means the Delaware Business Trust Act (12 Del. Code,ss.3801 et seq.). -

         "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificateholder" means the registered holder of a Transferor Certificate issued in connection with the creation of a subtrust of the Trust.

         "Code" means the Internal Revenue Code of 1986.

         "Credit Enhancer" for any Series means the person identified as such in the related Series Trust Supplement.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Expenses" has the meaning assigned to it in Section 8.02.

         "Indemnified Parties" has the meaning assigned to it in Section 8.02.

         "Indenture" for any Series of Notes means the indenture entered into between the Trust, an indenture trustee, and any other party, relating to a particular subtrust of the Trust specifying the principal terms pursuant to which the Series of Notes are issued.

         "Indenture Trustee" for a Series means the entity acting as the indenture trustee under the related Indenture.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever resulting in an encumbrance against real or personal property of a person, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or comparable law of any jurisdiction to evidence any of the foregoing.

         "Master Trust Agreement" means this Master Trust Agreement.

         "Mortgage Loan" has the meaning given to it in the Sale and Servicing Agreement that relates to the transfer of the assets of a particular subtrust of the Trust.

         "Noteholder" means a holder of one or more Notes issued by the Trust for a particular subtrust of the Trust.

         "Notes" means the notes of a particular series issued by the Trust for a particular subtrust of the Trust from time to time pursuant to its related Indenture.

         "Opinion of Counsel" means a written opinion of counsel acceptable to the Owner Trustee and the counsel may be in-house counsel for the Depositor, its Affiliates, or the Transferor.

         "Responsible Officer" means, any officer within the corporate trust department of the Owner Trustees, including any vice president, assistant vice president, managing director, treasurer, assistant treasurer, trust officer, or any other officer of the Owner Trustees who customarily performs functions similar to those performed by the persons who at the time are those officers, respectively, or to whom any corporate trust matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of the Master Trust Agreement or Indenture.

         "Sale and Servicing Agreement" means the sale and servicing agreement relating to the transfer to a particular subtrust of the Trust of the assets of the subtrust pursuant to which, among other things, the Depositor transfers all its interests in the Mortgage Loans specified in it to the subtrust of the Trust.

         "Series" means any series of Notes issued pursuant to an Indenture secured by the assets of a particular subtrust of the Trust or any related Transferor Certificates, as the context requires.

         "Series Assets" means all assets and property of a subtrust of the Trust acquired by the subtrust of the Trust pursuant to the related sale and servicing agreement.

         "Series Trust Supplement" means a supplement to this Master Trust Agreement creating a separate subtrust to accept the transfer of assets under a particular Sale and Servicing Agreement and to issue Notes, and specifying the principal terms of any Transferor Certificate relating to the relevant subtrust.

         "Subtrust" means a separate series of the Trust established pursuant to Section 2.08.

         "Transaction Documents" means collectively the Indenture relating to a subtrust, the Agreement, and any other document designated in the Series Trust Supplement or the related Indenture as a "Transaction Document" for the relevant subtrust for the purposes of this Master Trust Agreement.

         "Transferor" means the holder of a Transferor Certificate of a subtrust of the Trust.

         "Transferor Certificate" means the certificate of a Series representing the interest in a particular subtrust of the Trust that is the right to receive any amounts available for distribution that are not allocable to Notes secured by the assets of that subtrust and that is executed and authenticated in accordance with this Master Trust Agreement substantially in the form attached to the related Series Trust Supplement.

         "Transferor Certificate Register" means the register maintained by the Owner Trustee pursuant to Section 3.04.

         "Trust" means the master trust formed pursuant to the Master Trust Agreement. Section 1.02. Other Terms.

         Defined terms include, as appropriate, all genders and the plural as well as the singular.

         Section 1.03. Rules of Construction.
         Except as otherwise expressly provided in this Master Trust Agreement or unless the context otherwise clearly requires:

         (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Master Trust Agreement, such as "Section 3.01(B)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Master Trust Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Master Trust Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Master Trust Agreement.

         (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Master Trust Agreement.

         (c) Any party may execute any of the requirements under this Master Trust Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Master Trust Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Master Trust Agreement are implicitly available and things may happen from time to time.

         (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

         (e) A reference to "a thing" or "any of a thing" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any of a thing" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until something occurs" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has past. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

         (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Master Trust Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Master Trust Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Master Trust Agreement shall control. Capitalized terms used in this Master Trust Agreement without definition that are defined in the Uniform Commercial Code are used in this Master Trust Agreement as defined in the Uniform Commercial Code.

         (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" or "beginning" means "from and including," the word "after" means "from but excluding," the words "to" or "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

         (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  ARTICLE II

                                 ORGANIZATION

         Section 2.01. Name.
         This Trust shall be known as "CWABS Master Trust," in which name the Owner Trustee may issue Notes with a specific Series designation and otherwise conduct the business of the Trust.

         Section 2.02. Office.
         The office of the Trust shall be in care of the Owner Trustee at "Rodney Square North, 1100 North Market Street, Wilmington, DE 19890,
Attention: Corporate Trust Administration" or at any other address in the State of Delaware that the Owner Trustee may designate by written notice to the Depositor.

         Section 2.03. Purposes and Powers.
         (a) The Trust is authorized to engage in the following activities:
               (i) to issue Notes in one or more Series pursuant to Indentures;
               (ii) to issue Transferor Certificates in one or more Series pursuant to this Master Trust Agreement and Series Trust Supplements;
               (iii) to Grant Series Assets to an Indenture Trustee pursuant to an Indenture;
               (iv) to distribute to a Transferor pursuant to this Master Trust Agreement, the Series Trust Supplements, and the other Transaction Documents any portion of the related Series Assets released from the Lien of the related Indenture and any other amounts provided for in the related Sale and Servicing Agreement;
               (v) to enter into and perform its obligations under the Transaction Documents to which it becomes a party;
               (vi) to engage in those activities, including entering into agreements, that are appropriate to accomplish any of the foregoing or are incidental to them; and
               (vii) subject to compliance with the Transaction Documents, to engage in any other activities appropriate to conserve the Series Assets of any subtrust and make distributions to any Transferor and the holders of Notes.

         The Trust shall not engage in any activity other than in connection with the foregoing activities or other than as required or authorized by this Master Trust Agreement or the other Transaction Documents.

         Section 2.04. Appointment of Owner Trustee.
         The Depositor appoints the Owner Trustee as trustee of the Trust and each subtrust effective as of the date of this Master Trust Agreement and each Series Trust Supplement, as the case may be, to have all the rights and obligations in this Master Trust Agreement and each Series Trust Supplement.

         Section 2.05. Initial Capital Contribution of Series Assets.
         The Depositor hereby remits to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the foregoing contribution. The Depositor shall pay organizational expenses of the Trust as they may arise or shall promptly reimburse the Owner Trustee on request for any such expenses paid by the Owner Trustee.

         Section 2.06. Declaration of Trust.
         The Owner Trustee hereby declares that it will hold the Series Assets of each subtrust in trust, on the terms of the related Agreement, for the benefit of the related Transferor, subject to the obligations of the Trust under the related Transaction Documents. The Trust is a business trust under the Business Trust Statute and this Master Trust Agreement and the Series Trust Supplements are the governing instruments of the business trust. The Owner Trustee shall have all rights and obligations in the Agreements and in the Business Trust Statute for accomplishing the purposes of the Trust. The Owner Trustee shall file with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

         Section 2.07. Liability of the Transferor.
         Except to the extent otherwise provided in this Master Trust Agreement or in the other Transaction Documents, the Transferor shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         Section 2.08. Title to Trust Property.
         Legal title to all the Series Assets shall be vested in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Series Assets to be vested in a trustee, in which case title shall be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be.

         The Trust is a series trust pursuant to Sections 3804 and 3806(b)(2) of the Business Trust Statute, and each series (called a subtrust) shall be a separate series of the Trust within the meaning of Section 3806(b)(2) of the Business Trust Statute. As such, separate and distinct records shall be maintained by the Trust for each subtrust and the assets of the Trust associated with a particular subtrust shall be held and accounted for by the Trust separately from the assets of any other subtrust and from any other assets of the Trust. The debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular subtrust shall be enforcable against the assets of the particular subtrust only, and not against the assets of the Trust generally, or the assets of any other subtrust. None of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular subtrust shall be enforcable against the assets of any other subtrust.

         Section 2.09. Location of Trust.
         The Trust will be located in Delaware and administered in Delaware. Any bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in Delaware or Illinois. The Trust shall not have any employees in any State other than Delaware. Nothing in this Master Trust Agreement shall restrict the Owner Trustee from having employees within or without Delaware. Payments will be received by the Trust only in Delaware, Illinois, or California, and payments will be made by the Trust only from Delaware or Illinois.

         Section 2.10. Representations and Warranties of Depositor.
         The Depositor represents and warrants to the Owner Trustee as of the date of this Agreement, and as to any Transaction Document, as of its datethat:

         (a) Organization and Good Standing. The Depositor is a corporation duly organized and validly existing under the laws of Delaware, with full power and authority to own its properties and to conduct its business as presently owned or conducted and to execute, deliver, and perform the Agreements and any other document related to the Agreements to which it is a party and to perform its obligations as contemplated by them.

         (b) Due Qualification. The Depositor is duly qualified to do business as a Delaware corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain required licenses or approvals would have a material adverse effect on its ability to perform its obligations under the Agreements and the Transaction Documents to which the Depositor is a party.

         (c) Due Authorization; Enforceability. The Depositor has full power and authority to execute, deliver, and perform the Agreements and the Transaction Documents to which it is a party and to carry out their respective terms. The Depositor has full power and authority to sell and assign the Series Assets to be deposited with any subtrust of the Trust, and the Depositor has duly authorized that sale and assignment and deposit to any subtrust of the Trust by all necessary action. The execution, delivery, and performance by the Depositor of the Agreements and the Transaction Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary action. The Agreements and the Transaction Documents executed by the Depositor have been duly executed and delivered and constitute the valid and legally binding obligations of the Depositor enforceable against the Depositor in accordance with their terms.

         (d) No Conflict. The Depositor's execution and delivery of the Agreements and the Transaction Documents to which the Depositor is a party, performance of the transactions contemplated by them, and fulfillment of their terms applicable to the Depositor do not conflict with any requirements of law applicable to the Depositor or conflict with, result in any breach of any of the provisions of, or with or without notice or lapse of time constitute a default under, any indenture, contract, or other instrument to which the Depositor is a party or by which it or its properties are bound.

         (e) Consents. No authorization, consent, license, order, or approval of or registration or declaration with, any governmental authority is required to be obtained, effected, or given by the Depositor in connection with the execution and delivery of the Agreements or the Transaction Documents by the Depositor or its performance of its obligations under any of them or the transactions contemplated by any of them, or the transfer of the Series Assets to any subtrust of the Trust.

         (f) Litigation. No actions, proceedings, or investigations are pending or, to the best of the Depositor's knowledge, threatened against the Depositor before any governmental authority having jurisdiction over the Depositor

                (i) asserting the invalidity of any Agreement or any Transaction Documents to which the Depositor is a party,
               (ii) seeking to prevent the consummation of any of the transactions contemplated by any Agreement or any Transaction Documents to which the Depositor is a party,
               (iii) seeking any determination that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any Agreement or any Transaction Documents to which the Depositor is a party, or
               (iv) seeking to affect adversely the income tax attributes of any subtrust of the Trust under the United States federal or New
          York State or Delaware income tax law.

                                 ARTICLE III

                          THE TRANSFEROR CERTIFICATES

         Section 3.01. Initial Beneficiary of Trust.
         Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the creation of a subtrust and the issuance of a Transferor Certificate for a subtrust, the Depositor shall be the sole beneficiary of the Trust.

         Section 3.02. The Transferor Certificates.
         (a) Pursuant to Section 3806(b)(2) of the Business Trust Statute, the Trust may issue Transferor Certificates in one or more Series, the principal terms of which shall be in a Series Trust Supplement for the Series. The Transferor Certificates of all outstanding Series shall be equally and ratably entitled to the benefits of this Master Trust Agreement, without preference, priority, or distinction, except, with respect to any Series as provided in the related Series Trust Supplement and except that no Transferor Certificate shall have any interest in any subtrust or the assets of any subtrust other than its related subtrust.

         (b) By the issuance date of any Transferor Certificate, the Depositor and the Owner Trustee shall execute and deliver a Series Trust Supplement specifying the principal terms of the Series. The terms of the Series Trust Supplement may change the terms of this Master Trust Agreement solely as applied to its Series and subtrust. If a conflict exists between this Master Trust Agreement and any Series Trust Supplement, the Series Trust Supplement shall be controlling for its Series and subtrust. An issuance of Transferor Certificates by the Trust is subject to the satisfaction of the following conditions:

               (i) By the fifth Business Day before the issuance date of the Series, the Administrator shall have given the Servicer, the Indenture Trustee, the Owner Trustee, each Rating Agency, and any Credit Enhancer written notice of the issuance and its issuance date. The notice shall state the designation of the Series.
               (ii) The Administrator shall have delivered to the Depositor, the Indenture Trustee, and the Owner Trustee, at least five Business Days before the issuance date of the Series, the related Series Trust Supplement, in form satisfactory to the Owner Trustee, specifying the principal terms of the Series.

         When the above conditions are satified the Depositor and the Owner Trustee shall execute the Series Trust Supplement and shall execute, deliver, and authenticate the Transferor Certificates of the new Series to the order of the Depositor. Notwithstanding the provisions of this Section, before the execution of any Series Trust Supplement, the Owner Trustee may request and rely on an Opinion of Counsel stating that the execution of the Series Trust Supplement is authorized or permitted by this Master Trust Agreement and any Series Trust Supplement related to any outstanding Series. The Owner Trustee may, but shall not be obligated to, enter into any Series Trust Supplement that adversely affects the Owner Trustee's own rights, duties, or immunities under this Master Trust Agreement.

         (c) The Transferor Certificates will be substantially in the forms specified in the relevant Series Trust Supplement and will, on original issue, be executed, authenticated, and delivered by the Owner Trustee to the order of the Depositor concurrently with the transfer of the related Mortgage Loans to the Trust.

         (d) The Transferor Certificates will be executed by manual or facsimile signature on behalf of the Owner Trustee by an authorized officer. Transferor Certificates bearing the manual or facsimile signatures of individuals who were, at the time their signatures were affixed, authorized to sign on behalf of the Owner Trustee shall bind the Trust, notwithstanding that any of them have ceased to be so authorized before the authentication and delivery of the Transferor Certificates or did not hold such offices at the date of the Transferor Certificate. The Transferor Certificates will not be book-entry certificates.

         Section 3.03. Authentication of Transferor Certificates.
         No Transferor Certificate shall be entitled to any benefit under this Master Trust Agreement, or be valid for any purpose, unless the Transferor Certificate is manually authenticated by the Owner Trustee substantially in the form provided for in the relevant Agreement, and the authentication on any Transferor Certificate will be conclusive evidence, and the only evidence, that the Transferor Certificate has been duly authenticated and delivered. All Transferor Certificates shall be dated the date of their authentication.

         The Trust initially appoints the Indenture Trustee to act as the authentication agent of the Owner Trustee. All references to the authentication of the Transferor Certificates shall be considered to include the authentication agent.

         Section 3.04. Registration of and Transfer and Exchange of Transferor Certificates.
         The Trust shall keep a Transferor certificate register (the "Certificate Register") in which, subject to any reasonable regulations it may prescribe, the Trust shall provide for the registration of the Transferor Certificates and, to the extent permitted by this Master Trust Agreement and any related Series Trust Supplement, of transfers and exchanges of the Transferor Certificates. The certificate registrar (the "Certificate Registrar") is initially the Indenture Trustee.

         Whenever any Transferor Certificate is surrendered for registration of transfer at the office or agency of the Certificate Registrar maintained for that purpose and the conditions of this Section have been satisfied, the Owner Trustee, on behalf of the Trust, shall execute, authenticate, and deliver in the name of the designated transferees, one or more new Transferor Certificates of the same Series in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.

         At the option of its Holder, each Transferor Certificate may be exchanged for other Transferor Certificates of the same Series, in authorized denominations of a like aggregate amount, by surrendering the Transferor Certificate to be exchanged at the office or agency of the Certificate Registrar maintained for that purpose.

         Every Transferor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or an attorney-in-fact for the Certificateholder duly authorized in writing. Each transfer must satisfy all transfer restrictions in the Transferor Certificates and the related Series Trust Supplement. Each Transferor Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for the registration of transfer or exchange of any Transferor Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Transferor Certificate.

         The preceding provisions of this Section notwithstanding, the Owner Trustee need not transfer or exchange, and the Certificate Registrar need not register transfers or exchanges, of Transferor Certificates during the fifteen days preceding the due date for any payment on the Transferor Certificates.

         The Certificate Registrar shall at all times maintain an office or agency where Transferor Certificates may be surrendered for registration of transfer or exchange. Section 3.05. Mutilated, Destroyed, Lost, or Stolen Transferor Certificate.

         If (a) the Owner Trustee receives evidence to its satisfaction of the destruction, loss, or theft of a Transferor Certificate and the Owner Trustee receives the security or indemnity it requires to hold it harmless or (b) any mutilated Transferor Certificate is surrendered to the Owner Trustee, then in the absence of notice that the Transferor Certificate has been acquired by a Protected Purchaser, the Owner Trustee shall execute, authenticate, and deliver, in exchange for or in lieu of the mutilated, destroyed, lost, or stolen Transferor Certificate, a new Transferor Certificate of like tenor and denomination. The Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on the issuance of the new Transferor Certificate under this Section. Any duplicate Transferor Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the relevant subtrust of the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Transferor Certificate is found.

         Section 3.06. Maintenance of Office or Agency.
         The Trust shall maintain an office or agency where notices and demands on the Trust regarding the Transferor Certificates and the Transaction Documents may be served. The Trust initially designates Indenture Trustee as its office for those purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of the location, and any change in the location, of this office or agency. If the Trust ever fails to maintain this office or agency, then presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Owner Trustee.

         Section 3.07. Persons Considered Certificateholders.
         Before due presentation of a Transferor Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, and any paying agent for the Transferor Certificates shall treat the person in whose name any Transferor Certificate is registered in the Certificate Register as the owner of the Transferor Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any paying agent for the Transferor Certificates shall be bound by any notice to the contrary.

         Section 3.08. Access to List of Certificateholders' Names and
Addresses.
         The Certificate Registrar shall furnish to the Depositor or the Owner Trustee a list of the names and addresses of the Transferor Certificateholders as of the most recent Record Date within fifteen days after receipt by the Certificate Registrar of a written request for it from the Depositor or the Owner Trustee.

         Section 3.09. Appointment of Certificate Paying Agent.
         The paying agent for the Transferor Certificates shall make distributions to the holder of each Transferor Certificate pursuant to the relevant Series Trust Supplement and shall report the amounts of those distributions to the Owner Trustee. The Administrator, on behalf of the Trust, may remove the Certificate Paying Agent if the Administrator determines in its sole discretion that the Certificate Paying Agent has failed to perform its obligations under an Agreement in any material respect. Except as otherwise provided in a Series Trust Supplement, the Certificate Paying Agent initially shall be the Indenture Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent on thirty days' written notice to the Owner Trustee. If the Indenture Trustee is no longer the Certificate Paying Agent, the Administrator shall appoint a bank or trust company as successor to act as Certificate Paying Agent. The Administrator shall cause the successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver to the Trust an instrument in which the successor Certificate Paying Agent or additional Certificate Paying Agent agrees with the Trust that, as Certificate Paying Agent, the successor Certificate Paying Agent or additional Certificate Paying Agent will hold any sums held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled to them until those sums are paid to the appropriate Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Trust, and upon removal of a Certificate Paying Agent, the Certificate Paying Agent shall also return all funds in its possession to the Trust. Any reference in this Master Trust Agreement or any Series Trust Supplement to the Certificate Paying Agent shall include any co-Certificate Paying Agent unless the context requires otherwise.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Certificateholders Regarding Certain Matters.
         (a) The Owner Trustee shall give the Certificateholders thirty days' written notice before taking any of the following actions on behalf of the Trust. Within thirty days of the date of the notice the Certificateholders may instruct the Owner Trustee in writing not to take the proposed action or may provide alternative direction. Thirty days after giving the notice, if the Owner Trustee has not been instructed otherwise by a majority of the holders of the Transferor Certificates of all outstanding Series (voting per capita), then the Owner Trustee may:

               (i) initiate any claim or lawsuit by the Trust, or any subtrust, or compromise any action, claim, or lawsuit brought by or against the Trust, or any subtrust;
               (ii) file an amendment to the Certificate of Trust;
               (iii) amend any Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;
               (iv) amend the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required, but the amendment materially adversely affects the interests of the Certificateholders;
               (v) amend the Administration Agreement; and
               (vi) appoint a successor Certificate Paying Agent, Certificate Registrar, Administrator, or Indenture Trustee under the Indenture, or consent to the assignment by the Transfer Agent and Registrar, Administrator, or Indenture Trustee of its obligations under the Indenture.

         If any Series has more than one holder of its Transferor
Certificates, then the Holders may only give instructions that are unanimously agreed to.

         (b) Notwithstanding Section 4.01(a), without prior notice to the Certificateholders the Owner Trustee may, on behalf of the Trust:

               (i) initiate a claim or lawsuit by the Trust, or any subtrust, for collection of Series Assets;
               (ii) file an amendment to the Certificate of Trust whenever the amendment is required by the Business Trust Statute; or
               (iii) amend the Administration Agreement to cure any ambiguity or mistake or effect any other amendment that would not materially adversely affect the interests of the Certificateholders.

         The foregoing provisions of this Section 4.01 do not create a duty on the part of the Owner Trustee to take any of the actions described above.

         Section 4.02. Action by Certificateholders Regarding Certain Matters. Except when directed by the Certificateholders and with the prior written consent of the Credit Enhancer in the case of (a), (b), or (c) below, the Owner Trustee may not (a) remove the Administrator pursuant to Section 7(c) of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 7(e) of the Administration Agreement, (c) remove the Master Servicer under the Sale and Servicing Agreement, or (d) except as expressly provided in the Indenture, sell Series Assets after the termination of the Indenture.

         Section 4.03. Action by Certificateholders Regarding Bankruptcy. Except upon delivery to the Owner Trustee by each Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent, the Owner Trustee may not commence a voluntary proceeding in bankruptcy relating to the Trust.

         Section 4.04. Restrictions on Certificateholder's Power.
         A Certificateholder shall not direct the Owner Trustee to take or to refrain from taking any action if that action or inaction would be contrary to any obligation of the Trust, any subtrust of the Trust, or the Owner Trustee under this Master Trust Agreement or any of the other Transaction Documents or would be contrary to Section 2.03. The Owner Trustee shall not be obligated to follow that direction if given.

         Section 4.05. Majority Interest.
         Except as expressly provided in this Master Trust Agreement or in any Series Trust Supplement, any action that may be taken by the Certificateholders under this Master Trust Agreement shall be taken by Certificateholders unanimously within any Series and when more than one Series is involved then by a majority of the Series voting per capita.

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01. Application of Trust Funds.
         (a) The Certificate Paying Agent shall distribute amounts to the Certificateholders of each Series pursuant to the related Series Trust Supplement.

         (b) If any withholding tax is imposed on the Trust's payment (or allocations of income) to the Certificateholders, the withholding tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section. The Certificate Paying Agent is authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust. This authorization shall not prevent the Certificate Paying Agent from contesting any tax in appropriate proceedings and withholding payment of the tax pending the outcome of the proceedings if permitted by law. The amount of any withholding tax imposed on any distributions shall be treated as cash distributed to the Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If withholding tax might be payable on a distribution to a non-U.S. Certificateholder, the Certificate Paying Agent may in its sole discretion withhold an appropriate amount to cover that possibility.

         Section 5.02. Method of Payment.
         Distributions required to be made to a Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of the Certificateholder at a bank or other entity having appropriate facilities if the Certificateholder so notifies the Certificate Registrar in writing at least five Business Days before the Payment Date. If appropriate notice is not given by a Certificateholder, then distributions to that Certificateholder shall be by check mailed to it at its address in the Certificate Register.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. General Authority.
         The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each other document contemplated by the Transaction Documents in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution of it. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions permitted or required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized to take any action the Administrator recommends regarding the Transaction Documents.

         Section 6.02. General Duties.
         The Owner Trustee shall discharge all of its responsibilities pursuant to the Agreement and the other Transaction Documents to which the Trust is a party and administer the Trust in the interest of the Certificateholders, subject to the Transaction Documents and the Agreements. The Owner Trustee shall be considered to have discharged its obligations under this Master Trust Agreement and the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust under the Agreement or any other Transaction Document. The Owner Trustee shall not be liable for the failure of the Administrator to carry out its obligations under the Administration Agreement or the other Transaction Documents.

         The Administrator shall prepare and file any federal, state, or local income and franchise tax return for the Trust or any subtrust of the Trust as well as any other applicable return and apply for a taxpayer identification number on behalf of the Trust. If the Trust is required pursuant to an audit or administrative proceeding or change in applicable regulations to file federal, state, or local tax returns, the Administrator shall prepare and file any tax returns required to be filed by the Trust or any subtrust of the Trust. The Owner Trustee shall promptly sign the returns and deliver the returns after signature to the Administrator and the returns shall be filed by the Administrator.

         Section 6.03. Action on Instruction.
         (a) Subject to Article IV and in accordance with the Transaction Documents, the Certificateholders of an affected Series may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) The Owner Trustee is not required to take any action under any Agreement or any other Transaction Document if the Owner Trustee reasonably determines, or is advised by counsel, that the action (i) is likely to result in liability on the part of the Owner Trustee, (ii) is contrary to the terms of the relevant Agreement or of any other Transaction Document, or (iii) is contrary to law.

         (c) Whenever the Owner Trustee is (i) unable to decide between alternative courses of action under any Agreement or any other Transaction Document, (ii) unsure about the application of any provision of any Agreement or any other Transaction Document or it appears to be in conflict with any other applicable provision, or (iii) if any Agreement permits any determination by the Owner Trustee or is silent or is incomplete about the course of action that the Owner Trustee is required to take regarding a particular set of facts, the Owner Trustee may give appropriate notice to the Certificateholders requesting instruction and, if the Owner Trustee in good faith follows any instructions it receives, the Owner Trustee shall not be liable to the Certificateholders on account of its action or inaction. If the Owner Trustee has not received appropriate instruction within ten days of the notice (or within any shorter period necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action not inconsistent with the Agreement or the other Transaction Documents that it deems to be in the best interests of the Certificateholders, and shall have no liability to the Certificateholders for its action or inaction.

         (d) The Owner Trustee may enter into any amendment of any Transaction Document as to which the Rating Agency Condition is satisfied, and when so requested by the Certificateholders of a Series, the Owner Trustee shall enter into any amendment of any related Transaction Documents:
               (i) that does not impose further obligations or liabilities on the Owner Trustee,
               (ii) that the Credit Enhancer has consented to, and
               (iii) as to which either the Rating Agency Condition is satisfied or Holders of not less than 66 2/3% of the aggregate Outstanding Amount of the related Notes have consented.

         Section 6.04. No Duties Except as Specified in the Trust Agreement or in Instructions.
         The Owner Trustee shall not have any duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with any Series Assets, or to otherwise take or refrain from taking any action under any document contemplated by any Agreement to which the Trust is a party, except as expressly provided by the relevant Agreement or in any written instruction received by the Owner Trustee under Section 6.03. No implied duties or obligations shall be read into any Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any Financing or Continuation Statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it under the Sale and Servicing Agreement or to prepare or file any filing with the Securities and Exchange Commission for the Trust or to record any Agreement or any other Transaction Document. Wilmington Trust Company, in its individual capacity, shall, at its own cost and expense, promptly take all action necessary to discharge any liens on any part of any Series Assets resulting from actions by, or claims against, Wilmington Trust Company, in its individual capacity, that are not related to the ownership or the administration of the Series Assets.

         Section 6.05. No Action Except Under Specified Documents or
Instructions.
         The Owner Trustee shall not manage, control, use, sell, dispose of, or otherwise deal with any part of any Series Assets, except as provided in the relevant Agreement, pursuant to the other relevant Transaction Documents, and in accordance with any instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06. Restrictions.
         The Owner Trustee shall not take any action that is inconsistent with the stated purposes of the Trust in Section 2.03. The Certificateholders, by their acceptance of their Transferor Certificates, agree not to direct the Owner Trustee to take action that would violate the related Agreement or any other Transaction Document.

                                 ARTICLE VII

                           CONCERNING OWNER TRUSTEE

         Section 7.01. Acceptance of Trusts and Duties.
         The Owner Trustee accepts the trusts created by this Master Trust Agreement and agrees to perform its duties under each Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of any Series Assets on the terms of the related Transaction Documents. The Owner Trustee shall not be accountable under any Agreement or any other Transaction Document under any circumstances except (i) for its own willful misconduct or gross negligence or (ii) for the inaccuracy of any representation or warranty contained in Section 7.03. In particular, but not in limitation (and subject to the exceptions in the preceding sentence):

         (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee.

         (b) The Owner Trustee shall not be liable regarding any action taken or omitted to be taken by it in accordance with instructions from the Administrator or the Certificateholders.

         (c) No provision of any Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights under any Agreement or any other Transaction Document if the Owner Trustee has reasonable grounds for believing that repayment of those funds or adequate indemnity against the risk or liability is not reasonably assured to it.

         (d) Under no circumstances shall the Owner Trustee be liable for indebtedness under any of the Transaction Documents, including the principal and interest on any Series of Notes.

         (e) The Owner Trustee shall not be responsible for the validity or sufficiency of this Master Trust Agreement or for its due execution by the Depositor or for the form, character, genuineness, sufficiency, value, or validity of any of the Series Assets, or for the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Transferor Certificates.

         (f) The Owner Trustee shall not be liable to any Noteholder or Certificateholder, other than as expressly provided for in the related Agreement or expressly agreed to in the other related Transaction Documents.

         (g) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee, the Administrator, or the Master Servicer under any of the Transaction Documents or otherwise. The Owner Trustee shall have no duty to perform the obligations of the Trust or the Owner Trustee or any other person under any Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indentures, the Master Servicer under the Sale and Servicing Agreements, or the Depositor under the Sale and Servicing Agreements, or any other person under any other Transaction Document.

         (h) The Owner Trustee need not exercise any of the rights or powers vested in it by any Agreement, or to institute, conduct, or defend any litigation under any Agreement or any other Transaction Document or otherwise, at the request, order, or direction of the related Certificateholders, unless one or more Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs and liabilities that may be incurred by the Owner Trustee thereby.

         (i) The right of the Owner Trustee to perform any discretionary act in any Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its gross negligence or willful misconduct in the performance of any discretionary act.

         Section 7.02. Furnishing Documents.
         The Owner Trustee shall furnish to the Certificateholders, promptly on written request, copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the related Transaction Documents.

         Section 7.03. Representations and Warranties.
         Wilmington Trust Company hereby represents and warrants to the Depositor that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Master Trust Agreement and each Series Supplement. (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Master Trust Agreement and each Series Supplement, and this Master Trust Agreement and each Series Supplement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Master Trust Agreement and each Series Supplement on its behalf. (c) Neither the execution and delivery by it of this Master Trust Agreement, nor the consummation by it of the transactions contemplated by this Master Trust Agreement, nor compliance by it with any of the provisions of this Master Trust Agreement will contravene any federal or Delaware law, governmental rule, or regulation governing the banking or trust powers of the Owner Trustee, or any judgment or order binding on it, or constitute a default under its charter documents or bylaws.

         Section 7.04. Reliance; Advice of Counsel.
         (a) The Owner Trustee shall not be liable to anyone in acting under this Master Trust Agreement on any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine or believed by it to be signed by the proper parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that the resolution has been duly adopted and that it is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed in the relevant Agreement, the Owner Trustee may for all purposes of the Agreement conclusively rely on a certificate, signed by a Responsible Officer of the relevant party, as to the fact or matter, and that certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance on it.

         (b) In the exercise or administration of the trusts under any Agreement and in the performance of its obligations under any Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys under agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of those agents or attorneys if they were selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants, and other skilled persons it selects with reasonable care. The Owner Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants, or other persons.

         Section 7.05. Not Acting in Individual Capacity.
         Except as provided in this Article, (i) in acting in the capacity of Owner Trustee pursuant to the trusts created by any Agreement, Wilmington Trust Company acts solely as Owner Trustee under the Agreement and not in its individual capacity, and (ii) all persons having any claim against the Owner Trustee under the Agreement or any other Transaction Document shall look only to the related Series Assets for payment or satisfaction of that claim.

         Section 7.06. Owner Trustee Not Liable for Transferor Certificates or Payment Obligations.
         The recitals contained in the Agreements and in the Transferor Certificates (other than the signature and authentication of the Owner Trustee on the Transferor Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for their correctness. The Owner Trustee makes no representations as to the validity or sufficiency of any Agreement, of any other Transaction Document, of the Transferor Certificates (other than the signature and authentication of the Owner Trustee on the Transferor Certificates), of any Mortgage Loan or related documents. The Owner Trustee shall not have any responsibility for

               (i) the legality, validity, and enforceability of any Mortgage Loan, or
               (ii) the perfection and priority of any security interest created in any Mortgage Loan or the maintenance of that perfection and priority, or
               (iii) the sufficiency of any Series Assets or their ability to generate the payments to be distributed under the related Agreement or the Noteholders under the related Indenture, or
               (iv) the validity of the assignment of any Mortgage Loan to a subtrust of the Trust, or of any intervening assignment, or
               (v) the performance or enforcement of any Mortgage Loan, or
               (vi) the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Transaction Document or in any related document, or
               (vii) any action of the Administrator, the Indenture Trustee, or the Master Servicer or any subservicer taken in the name of the Owner Trustee.

         Section 7.07. Owner Trustee May Own Notes.
         Wilmington Trust Company in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

         Section 8.01. Owner Trustee's Fees and Expenses.
         The Owner Trustee shall receive as compensation from the Sponsor for its services under the Agreements fees that have been separately agreed on in a fee agreement between the Sponsor and the Owner Trustee. The Owner Trustee shall be entitled to be reimbursed by the Sponsor and the Trust for its other reasonable expenses under the Agreements, including the reasonable compensation, expenses, and disbursements of any agents, representatives, experts, and counsel the Owner Trustee employs in connection with the exercise and performance of its rights and obligations under the Agreements.

         Section 8.02. Indemnification.
         The Sponsor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its successors, assigns, agents, and servants (collectively, the "Indemnified Parties") against any liabilities, obligations, losses, damages, taxes, claims, actions, and suits, and any reasonable costs, expenses, and disbursements (including reasonable legal fees and expenses) of any kind whatsoever (collectively, "Expenses") that may be incurred by or asserted against the Owner Trustee (in its individual and trust capacities) or any other Indemnified Party in any way arising out of the Agreements, the other Transaction Documents, the Series Assets, the administration of the Series Assets, or the action or inaction of the Owner Trustee under the Agreement, excepting only that the Sponsor shall not indemnify an Indemnified Party against Expenses resulting from its willful misconduct or negligence or the inaccuracy of any representation or warranty made by it. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee and the termination of this Master Trust Agreement. In any claim, action, or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Sponsor, which approval shall not be unreasonably withheld.

         Section 8.03. Payments to Owner Trustee.
         Any amounts paid to the Owner Trustee pursuant to this Article shall not be a part of any Series Assets immediately after their payment. All amounts then due to the Owner Trustee from the Trust, the Depositor, or the Master Servicer under any Transaction Document shall be paid in full before any payments to the Depositor or any holder of a Transferor Certificate.

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

         Section 9.01. Termination of Trust Agreement.

         (a) The Trust shall dissolve when each subtrust has made the final distribution of all moneys or other property or proceeds of all Series Assets in accordance with the terms of the relevant Transaction Documents, and
Article V. Each subtrust of the Trust shall dissolve when the subtrust makes its final distribution of all moneys or other property or proceeds of its Series Assets in accordance with the terms of its Transaction Documents, and
Article V. The bankruptcy, liquidation, or dissolution of any Certificateholder shall not (x) terminate the relevant Agreement or the Trust,
(y) entitle that Certificateholder's legal representatives to obtain an accounting or to take any action in any court for a partition or winding up of any part of the relevant subtrust of the Trust or the related Series Assets, or (z) otherwise affect the rights and obligations of the parties to the relevant Agreement.

         (b) Except as provided in Section 9.01(a), neither the Depositor nor the Certificateholders may dissolve, revoke, or terminate the Trust.

         (c) On the winding up of the Trust and payment of all liabilities of the Trust in accordance with Section 3808 of the Business Trust Statute, the Owner Trustee shall cancel the Certificate of Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of the Business Trust Statute. The Owner Trustee may rely on the directions of the Administrator with respect to winding up the Trust. Thereupon, this Master Trust Agreement (other than
Article VIII) and the Trust shall terminate.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 10.01. Resignation or Removal of Owner Trustee.
         The Owner Trustee may at any time resign and be discharged from the trusts created by this Master Trust Agreement by giving written notice of resignation to the Administrator and the Depositor. When it receives a notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee in writing delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee has been so appointed and assumed trusteeship within thirty days after the notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         The Administrator may remove the Owner Trustee if at any time the Owner Trustee is legally unable to act, or an Insolvency Event occurs with respect to the Owner Trustee. If the Administrator removes the Owner Trustee under the authority of the preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee in writing delivered to the outgoing Owner Trustee and to the successor Owner Trustee, and shall pay all fees and expenses owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.02 and payment of all fees and expenses of the outgoing Owner Trustee. The Administrator shall provide notice of any resignation or removal of the Owner Trustee to each of the Rating Agencies, the Depositor, and the Credit Enhancer.

         Section 10.02. Successor Owner Trustee.
         Any successor Owner Trustee appointed pursuant to Section 10.01 shall execute and deliver to the Administrator, the Depositor, and to the predecessor Owner Trustee an instrument accepting appointment as trustee under this Master Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective. The successor Owner Trustee shall become fully vested with all the rights and obligations of its predecessor under this Master Trust Agreement, with like effect as if originally named as Owner Trustee without any further act, deed, or conveyance. The predecessor Owner Trustee shall promptly deliver to the successor Owner Trustee all documents, statements, and monies held by it under any Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver any instruments and do anything else for fully and certainly vesting and confirming in the successor Owner Trustee all rights and obligations under any Agreement.

         When a successor Owner Trustee accepts its appointment pursuant to this Section, the Administrator shall mail notice of the change in trustee to the Certificateholders, the Depositor, the Indenture Trustee, the Noteholders, the Credit Enhancer, and the Rating Agencies. If the Administrator fails to mail that notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall mail that notice at the expense of the Administrator.

         The successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business in the State of Delaware of the successor Owner Trustee.

         Section 10.03. Merger or Consolidation of Owner Trustee.
         Any person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion, or consolidation to which the Owner Trustee is a party, or any person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee under this Master Trust Agreement without the execution or filing of any instrument or any further act on the part of any of the parties to this Master Trust Agreement, anything to the contrary notwithstanding. The Owner Trustee shall mail notice of the merger or consolidation or other action to each Rating Agency.

         Section 10.04. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of the Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Series Assets may at any time be located, the Administrator and the Owner Trustee acting jointly shall execute and deliver all instruments to appoint persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee, of all or any part of any Series Assets, and to vest in that person, in that capacity, such title to the Series Assets or any part thereof and, subject to the other provisions of this Section, such rights and obligations as the Administrator and the Owner Trustee consider appropriate. If the Administrator has not joined in the appointment within fifteen days after the receipt by it of a request so to do, the Owner Trustee alone may make the appointment. No notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.02.

         Each separate trustee and co-trustee shall be appointed and act subject to the following provisions and conditions:

         (a) All rights and obligations conferred or imposed on the Owner Trustee shall be conferred on and exercised or performed by the Owner Trustee and the separate trustee or co-trustee jointly (the separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in the act), except to the extent that under applicable law the Owner Trustee is incompetent or unqualified to perform the acts, in which case those rights and obligations (including the holding of title to the Series Assets or any portion of them in that jurisdiction) shall be exercised and performed singly by the separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under any Agreement shall be personally liable for any act or omission of any other trustee under the Agreement; and

         (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request, or other writing given to the Owner Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the relevant Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided in the instrument of appointment, subject to the relevant Agreement, specifically including every provision of the relevant Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each instrument of appointment shall be filed with the Owner Trustee and a copy of it given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act with respect to the relevant Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign, or be removed, all of its estates, properties, rights, and obligations shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01. Supplements and Amendments.
         This Master Trust Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected
Certificateholder, but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish a copy of the amendment or consent to the Certificateholders, the Indenture Trustee, and each Rating Agency.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause its filing with the Secretary of State of the State of Delaware.

         The Owner Trustee may, but shall not be obligated to, enter into any amendment that affects the Owner Trustee's own rights or obligations under any Agreement or otherwise.

         In connection with the execution of any amendment to this Master Trust Agreement, the Certificate of Trust, or any amendment of any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that the amendment is authorized or permitted by this Master Trust Agreement and the Transaction Documents.

         Section 11.02. No Legal Title to Series Assets in Certificateholders. The Certificateholders shall not have legal title to any part of any
Series Assets. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest in the related Series Assets only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any interest of the Certificateholders in its ownership interest in any Series Assets shall operate to terminate the related Agreement or the trusts under this Master Trust Agreement or entitle any transferee to an accounting or to the transfer to it of legal title to any part of any Series Assets.

         Section 11.03. Limitations on Rights of Others.
         The provisions of each Agreement are solely for the benefit of the Owner Trustee, the Depositor, the related Certificateholders, the Administrator, and, to the extent expressly provided in this Master Trust Agreement, the related Indenture Trustee and the related Noteholders, and nothing in this Master Trust Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable interest in any Series Assets or under this Master Trust Agreement. Section 11.04. ____ Notices.

         (a) Unless otherwise expressly specified or permitted by the relevant Agreement, all notices shall be in writing and shall be considered given upon receipt by the intended recipient, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to CWABS, Inc., c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration, telephone number (302) 651-1000, facsimile number (302) 651-8882; or, as to each party, at any other address designated by it in a written notice to each other party.

         (b) Any notice required or permitted to be given to the Certificateholders shall be given by first-class mail, postage prepaid, at the addresses of the Certificateholders. Any notice so mailed within the time prescribed in the relevant Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives the notice.

         Section 11.05. Severability.
         Any provision of this Master Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof, and that prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction.

         Section 11.06. Separate Counterparts.
         This Master Trust Agreement may be executed by the parties to this Master Trust Agreement in separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute but one instrument.

         Section 11.07. Successors and Assigns.
         All covenants and agreements contained in this Master Trust Agreement shall be binding on, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors, and each Certificateholder and any of its successors, all as provided in this Master Trust Agreement. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors.

         Section 11.08. Nonpetition Covenant.
         Notwithstanding any prior termination of any Agreement, the Depositor and the Owner Trustee, by entering into the Agreement, and each related Certificateholder, by accepting a Transferor Certificate, agree that they shall not, before the date that is one year and one day after the termination of the Agreement, file or participate in the filing of any petition against the Trust that could cause the Trust to incur an Insolvency Event. Nothing in this Master Trust Agreement shall prohibit the Owner Trustee from participating in or filing proofs of claim in any such proceeding instituted by any other person.

         Section 11.09. No Recourse.
         Each Certificateholder by accepting a Transferor Certificate acknowledges that the Transferor Certificate represents the beneficial interest in the related subtrust of the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, or any Affiliate of any of them or any other subtrust of the Trust and no recourse may be had against those parties or their assets, except as may be expressly stated or contemplated in the relevant Agreement, the other related Transaction Documents, or the Transferor Certificates.

         Section 11.10. Headings.
         The headings of the various Articles and Sections in this Master Trust Agreement are for convenience of reference only and shall not define or limit any of the provisions of this Master Trust Agreement.

         Section 11.11. GOVERNING LAW.
         THIS MASTER TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         Section 11.12. Rule 144A Information.
         As long as any of the securities of any Series are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Administrator on behalf of the Trust shall provide to any Noteholder or Certificateholder and to any prospective purchaser from any of them designated by any of them on the request of the Noteholder, Certificateholder, or prospective purchaser, any information required to be provided the holder or prospective purchaser to satisfy the conditions of Rule 144A(d)(4) under the Securities Act.

         IN WITNESS WHEREOF, the parties to this Master Trust Agreement have caused this Master Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                        CWABS, INC.
                                         Depositor

                                        By: /s/ Michael Muir
                                            ----------------
                                            Name: Michael Muir
                                            Title: Vice President

                                         WILMINGTON TRUST COMPANY

                                         By: /s/ Donald G. MacKelcan
                                             -----------------------
                                             Name: Donald G. MacKelcan
                                             Title: Vice President

                                         COUNTRYWIDE HOME LOANS, INC.
                                           Master Servicer
                                           With respect to Article VIII only

                                         By: /s/ Michael Muir
                                             ----------------
                                             Name: Michael Muir
                                             Title: Senior Vice President


                                                                    EXHIBIT A

              FORM OF CERTIFICATE OF TRUST OF CWABS MASTER TRUST


         This Certificate of Trust of CWABS Master Trust (the "Trust"), dated August [__], 2000, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is CWABS Master Trust.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company,
[________________], [_________], Delaware _____, Attention:
[______________].

         3. Separate Series. Pursuant to Section 3806(b)(2) of the Act, the Trust will issue one or more series of beneficial interests (that it calls Subtrusts) having the rights and preferences specified in the governing instrument of the Trust, as it may be amended from time to time (each a "Series").

         4. Notice of Limitation of Liability of Each Series. Pursuant to
Section 3804(a) of the Act, the liabilities of each Series shall be limited such that (a) the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of the particular Series only, and not against the assets of the Trust generally, or the assets of any other Series and (b) none of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to the Trust generally any other Series shall be enforceable against the assets of the particular Series.

         5. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                              WILMINGTON TRUST COMPANY,
Address:                                      not in its individual capacity,
Rodney Square North                           but solely as owner trustee
1100 North Market Street
Wilmington, DE 19890
Attention: Corporate Trust Administration

                                              By: ____________________________
                                                  Name:
                                                  Title: